Leader Short Term High Yield Bond Fund

Institutional Shares: LCCIX

Investor Shares: LCCMX

Leader High Quality Floating Rate Fund

Institutional Shares: LCTIX

Investor Shares: LCTRX

Supplement dated December 6, 2022

to the

Prospectus and Statement of Additional Information (“SAI”),

each dated September 30, 2022

__________________________________________

At its meeting on November 29, 2022, the Board of Trustees (the “Board”) of Leader Funds Trust (the “Trust”) approved a new distributor on behalf of the Trust and its series, including Leader Short Term High Yield Bond Fund and Leader High Quality Floating Rate Fund (each a “Fund” and collectively, the “Funds”), effective November 30, 2022.

Changes to the Prospectus

The following replaces the information under the sub-heading “Distributor” under the heading “Distribution of Shares” on page 27 of the Prospectus:

Distributor: Vigilant Distributors, LLC, (the “Distributor”), located at 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19317, serves as distributor of the shares of each Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

The following replaces the table in Appendix A on page 36 of the Prospectus:

Advisor	Leader Capital Corp. 315 W. Mill Plain Blvd., Suite 204 Vancouver, WA 98660
Distributor	Vigilant Distributors, LLC 223 Wilmington West Chester Pike, Suite 216 Chadds Ford, PA 19317
Legal Counsel	FinTech Law, LLC 6224 Turpin Hills Dr. Cincinnati, Ohio 45244
Transfer Agent	Gryphon Fund Group, LLC 3900 Park East Drive Beachwood, OH 44122
Custodian	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, OH 45202
Independent Registered Public Accounting Firm	Sanville & Company 1514 Old York Road Abington, PA 19001

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Changes to the SAI

The following replaces the information under the sub-heading “The Distributor” under the heading “Distribution of Fund Shares” on page 46 of the SAI:

The Distributor

Vigilant Distributors, LLC, 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19317 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Trust pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The offering of the Funds’ shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will make reasonable efforts to facilitate the sale of the Funds’ shares.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of each Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment as defined by the Investment Company Act.

The following table sets forth the total compensation received by Ceros Financial Services, Inc. (the “Previous Distributor”) from each Fund during the fiscal year ended May 31, 2022:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
High Yield Fund	$0	$0	$0	*
High Quality Fund	$0	$0	$0	*

* The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan and Shareholder Servicing Agreement”.

Vigilant Distributors, LLC became the Funds’ Distributor on November 30, 2022. All payments before this date were made to the Previous Distributor.

You should read this Supplement in conjunction with the Prospectus and SAI dated September 30, 2022, each as may be amended from time to time, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund at (800) 711-9164.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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